Exhibit 4.1

NUMBER

CERT.9999

NXT-ID, INC.

SHARES

**********9,000,000**********

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
$0.0001 PAR VALUE COMMON STOCK

COMMON STOCK

THIS CERTIFIES THAT * SPECIMEN *

Is The Owner of * NINE MILLION *

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
NXT-ID, INC.

Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Dated: JANUARY 01, 2009

COUNTERSIGNED AND REGISTERED:
VSTOCK TRANSFER, LLC
Transfer Agent and Registrar

By:______________________
AUTHORIZED SIGNATURE

President & Secretary

SPECIMEN

© GOES 748

LITHO IN U.S.A.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-as tenants in common	UNIF GIFT MIN ACT --		CUSTODIAN
			(CUSTODIAN)		(MINOR)
TEN ENT	-as tenants by the entireties		under Uniform Gifts to Minors Act

JT TEN	-as joint tenants with right of survivorship and not as tenants in common		(State)

Additional abbreviations may also be used though not in the above list.

For value received,___________________________________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY

OR OTHER IDENTIFYING NUMBER

(PLEASE PRINT OR TYPE WRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

___________________________________________________________________________________________ Shares
of the common stock represented by this Certificate, and do hereby irrevocably constitutes and appoints

___________________________________________________________________________________________ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
	NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN ANY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED

NOTICE	THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION. (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C RULE I 7AD-15